Accumulated other comprehensive loss	12 Months Ended
Dec. 31, 2012
Accumulated other comprehensive loss
15.	Accumulated other comprehensive loss

Accumulated other comprehensive loss is comprised of the following balances, net of tax:

	2012	2011
Foreign currency cumulative translation adjustment	$(105,959)	$(96,462)

Unrealized gain on cash flow hedges	3,593	—

Pension and post-retirement actuarial loss	(2,501)	(48)

Total	$(104,867)	$(96,510)